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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported): JUNE 23, 1998

                         SOUTH STREET FINANCIAL CORP.
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            (Exact name of registrant as specified in its charter)



       NORTH CAROLINA                  0-21083                   56-1973261
------------------------------       -----------             ------------------
(State or other jurisdiction         (Commission                (IRS Employer
  of incorporation)                  File Number)            Identification No.)



                             155 WEST SOUTH STREET
                        ALBEMARLE, NORTH CAROLINA 28001
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                   (Address of principal executive offices)



Registrant's telephone number, including area code:  (704) 982-9184


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

          On June 23, 1998, South Street Financial Corp. (the "Registrant") announced that its Board of Directors has adopted a stock repurchase plan.
Under the stock repurchase plan, the Registrant would be able to repurchase shares of its outstanding common stock in the open market or in privately negotiated transactions at appropriate times to allow it to enhance the value of its stock for its shareholders and to manage its capital. The Board of Directors has authorized the repurchase of up to 10% of the 4,676,360 shares of the Registrant's common stock that are issued and outstanding at the present time. The Board's action will allow management to make repurchases, without further Board approval, when stock repurchases are deemed prudent. Stock repurchases will be made in accordance with Rule 10b-18(b) of the Regulations issued under the Securities Act of 1934.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SOUTH STREET FINANCIAL CORP.


Date: June 24, 1998           By:/s/ Carl M. Hill
                                 -------------------------------
                                     Carl M. Hill, President and
                                     Chief Executive Officer

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